UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
September 8, 2017 (September 6, 2017)
Date of Report (Date of Earliest Event Reported

Synovus Financial Corp.
(Exact Name of Registrant as Specified in its Charter)

Georgia	1-10312	58-1134883
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1111 Bay Avenue, Suite 500, Columbus, Georgia 31901
(Address of principal executive offices) (Zip Code)
(706) 649-2311
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On September 7, 2017, Synovus Financial Corp. (“Synovus”) issued a press release (the “Press Release”) announcing that on September 6, 2017 its wholly-owned subsidiary, Synovus Bank, received approval from the Board of Governors of the Federal Reserve System to complete the transactions contemplated by the previously announced Framework Agreement, dated April 17, 2017 (the “Framework Agreement”), by and among Synovus Bank, Cabela’s Incorporated, a Delaware corporation, World’s Foremost Bank, a Nebraska banking corporation, Capital One Bank (USA), National Association and Capital One, National Association, a national banking association.

The transactions contemplated by the Framework Agreement are expected to close on or before the end of the third quarter of 2017, subject to the satisfaction or waiver of the customary closing conditions outlined in the Framework Agreement.

A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report.
Pursuant to General Instruction F to Current Report on Form 8-K, the Press Release attached to this Current Report as Exhibit 99.1 is incorporated into this Item 7.01 by this reference. The information contained in this Item 7.01, including the information set forth in the Press Release filed as Exhibit 99.1 to, and incorporated into, this Current Report, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section. The information in Exhibit 99.1 furnished pursuant to this Item 7.01 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.
Forward-Looking Statements
The statements in this Current Report relating to the timing of the closing of the transactions contemplated by the Framework Agreement constitutes a “forward-looking statement” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Prospective investors are cautioned that forward-looking statements are not guarantees of future events and involve known and unknown risks and uncertainties which may cause the actual events to be materially different from the forward-looking statement. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus’ management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this Current Report. Many of these factors are beyond Synovus’ ability to control or predict.
These forward-looking statements are based upon information presently known to Synovus’ management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risk that the closing conditions to the proposed transaction may not be satisfied, and the length of time necessary to consummate the proposed transaction. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release, dated September 7, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYNOVUS FINANCIAL CORP.
By:	/s/ Allan E. Kamensky
Name: Allan E. Kamensky
Title: Executive Vice President, General Counsel and Secretary
Dated: September 8, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release, dated September 7, 2017